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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 18, 1999

                              TECH-SYM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                  NEVADA                                 1-4371                             74-1509818
     (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER IDENTIFICATION NO.)
      INCORPORATION OR ORGANIZATION)
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                        10500 WESTOFFICE DRIVE, SUITE 200
                            HOUSTON, TEXAS 77042-5391
                              (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES)
                                  AND ZIP CODE)



                                 (713) 785-7790
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)





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ITEM 5.  OTHER EVENTS

         On January 18, 1999, Core Laboratories N.V., a company organized under the laws of the Netherlands ("Core Labs"), Syntron Inc., a Nevada corporation and a wholly owned subsidiary of Core Labs ("Syntron"), Tech-Sym Corporation (the "Company") and GeoScience Corporation ("GeoScience"), a Nevada corporation of which the Company owns approximately 79% of the outstanding common stock executed a definitive merger agreement (the "Merger Agreement") pursuant to which Syntron will merge (the "Merger") into and with GeoScience with Syntron as the surviving corporation. Upon consummation of the Merger, GeoScience will continue to operate under the "Syntron" name as a wholly owned subsidiary of Core Labs. Under the terms of the Merger Agreement, the shareholders of GeoScience (including the Company) will receive 0.6788 of a Core Labs common share and $2.46 in cash for each share of GeoScience common stock exchanged. The Merger Agreement also provides that all of the existing options to purchase shares of GeoScience common stock held by employees and directors of GeoScience and the Company will be assumed by Core Labs as options to purchase Core Labs common shares, subject to an adjustment for the option exchange ratio.

         Consummation of the Merger is subject to certain customary conditions, including the approval of holders of a majority of the outstanding Core Labs common shares and the shares of GeoScience common stock and regulatory approvals pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company has given an irrevocable proxy to Core Labs to vote all of the shares of GeoScience common stock that the Company owns in favor of the approval of the Merger, thereby assuring approval of the Merger by GeoScience's shareholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     EXHIBITS

         Exhibit 99.1  --  Agreement and Plan of Merger, dated January
                           18, 1999, by and among GeoScience Corporation, Tech-Sym Corporation, Core Laboratories N. V. and Syntron Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TECH-SYM  CORPORATION


Date:    February 5, 1999

                                       By: /s/ RAY F. THOMPSON
                                           -------------------------------------
                                              Ray F. Thompson
                                              Vice President and Chief
                                              Financial Officer



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                                  EXHIBIT INDEX

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
         Exhibit No.                    Description
         -----------                    -----------

         Exhibit 99.1  --  Agreement and Plan of Merger, dated January
                           18, 1999, by and among GeoScience Corporation, Tech-Sym Corporation, Core Laboratories N. V. and Syntron Inc.
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